Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ROC Energy Acquisition Corp. for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Daniel Jeffrey Kimes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 20, 2023	By:	/s/ Daniel Jeffrey Kimes
Daniel Jeffrey Kimes
Chief Executive Officer
(Principal Executive Officer)